UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

EMA FINANCIAL, LLC, a Delaware Limited Liability Company, Plaintiff, - against - TPT GLOBAL TECH, INC., a Florida Corporation, Defendant.	:	Case No. 20-cv-08781-VSB **CONSENT JUDGMENT**

With the consent of all parties and the signatories to the accompanying Settlement Agreement, the Court hereby renders Judgment as follows:

1. Judgment is entered in favor of Plaintiff EMA FINANCIAL, LLC (the "Plaintiff"), and against TPT GLOBAL TECH, INC. in the amount of $451,765.21, plus default interest at the rate of 24% from April 18, 2024.

2. Plaintiff is entitled to enforce this Judgment by all means permitted by law and shall recover its reasonable attorney fees and costs incurred in connection with such enforcement.

3. This Court expressly finds that there is no just reason for delay and expressly directs the entry of final judgment.

4. This Court retains jurisdiction to enforce compliance with the terms of this Consent Judgment and the accompanying Settlement Agreement.

[SIGNATURES ON FOLLOWING PAGE]

The undersigned parties stipulate to and request entry of this Consent Judgment.

EMA FINANCIAL, LLC

May 14, 2024

DocuSigned by:
Felicia Preston
828D17747465446...

By: Felicia Preston
Title: Director

TPT GLOBAL TECH, INC.

May 14, 2024

DocuSigned by:
Stephen Thomas
CA13103E44A247C...

By: Stephen Thomas

Title: CEO

SO ORDERED:

Hon.______________________, U.S.D.J.